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                                                                    Exhibit 23.5
                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Amendment No. 2 to Form S-4 of AT&T Corp. of our report dated July 29, 2002 relating to the balance sheet of AT&T Broadband Corp., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



PricewaterhouseCoopers LLP
New York, New York
October 3, 2002